Acquisition	3 Months Ended
Jun. 30, 2011
Notes to Financial Statements
Acquisition

NOTE 3 – Acquisition

On May 16, 2011, we acquired the assets and assumed the liabilities of Aero in exchange for a total of 8,331,396 shares of our common stock valued at the estimated value of Aero at the acquisition date. We are in the process of obtaining an independent appraisal of the acquisition price of the assets, which has been estimated at $2 million. The acquisition was accounted for under the acquisition method of accounting.  Accordingly, the purchase price has been allocated to the fair values of tangible and intangible assets acquired and liabilities assumed at the acquisition date as follows:

Financial assets	$608,644
Inventory	92,343
Property and equipment	1,377
Financial liabilities	(1,673)
Total identifiable assets	$700,691
Goodwill	1,299,309
$2,000,000

The results of operations of Aero are included in the consolidated statement of operations from its date of acquisition.